FROM:   IBS INTERACTIVE, INC.
                              2 Ridgedale Avenue
                              Cedar Knolls, NJ 07927
                              Tel. (973) 285-2600

                              The MWW Group
                              Public Relations -  Tel. (201) 507-9500
                              Contact: Leon Berman: email: lberman@mww.com
                              ANTHONY D. ANDORA: EMAIL: AANDORA@MWW.COM
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                 IBS INTERACTIVE ACQUIRES SPENCER ANALYSIS, INC.

              ACQUISITION EXPANDS COMPANY'S IT CONSULTING SERVICES


      CEDAR KNOLLS, NJ July 6, 1999 - IBS Interactive, Inc. (Nasdaq: IBSX), a full-service solutions provider of Internet development, Internet connectivity, and Systems and Integration services, announced the closing of the acquisition of Spencer Analysis, Inc., a privately held New York City based network consulting company.

       "The acquisition of Spencer Analysis adds capabilities in a business segment where we see significant growth opportunities," said Nick Loglisci, President and Chief Executive Officer of IBS Interactive. "Spencer's staff of highly skilled project managers and programmers will provide additional application implementation and network installation and administration expertise to IBS."

      Spencer Analysis, Inc. was founded in 1973 by Arnold Schron, who is also an Associate professor of Information Systems at New York University's Stern School of Business. Spencer Analysis provides network consulting services and will add leading, Fortune 500 financial, pharmaceutical and insurance companies to IBS Interactive's roster of clients. In addition, the acquisition of Spencer Analysis establishes a full-time New York City office for IBS Interactive. The acquisition will be accounted for as a pooling transaction and will be reflected in IBS' second quarter financials.

      "We  are  very   excited   at  the   opportunities   available  to  us  by
joining IBS  Interactive,"  said Arnold Schron,  President of Spencer  Analysis.

"Because," he continued, "we will now be able to offer our clients a complete range of high-quality, cost effective Internet and networking solutions. "

      IBS Interactive provides comprehensive, cost-effective information technology solutions to businesses and organizations with systems development and maintenance needs. Services are designed to enable companies to operate more efficiently by outsourcing their Internet functions, computer networking, maintenance, and technical support. IBS offers Internet Development, Internet Connectivity and Systems and Integration services. Internet Development services include web programming, e-commerce and distance learning. Internet Connectivity services include web-site hosting leased line services and dial-up and e-mail access. Systems and integration services include network design, implementation and support.

                 IBS' web address is: http://www.interactive.net
           Spencer's web address is: http://www. spencer-analysis.com
                                      # # #


CERTAIN OF THE ABOVE STATEMENTS CONTAINED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS THAT INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES. SUCH FORWARD-LOOKING STATEMENTS ARE WITHIN THE MEANINGS OF THAT TERM IN SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES ACT OF 1934, AS AMENDED. FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY INCLUDE THE FOLLOWING: BUSINESS CONDITIONS AND GROWTH IN THE STAFFING INDUSTRY AND GENERAL ECONOMY; COMPETITIVE FACTORS, RISKS DUE TO SHIFTS IN MARKET DEMAND; CHANGES IN SERVICE MIX; AND THE RISK FACTORS LISTED FROM TIME TO TIME IN THE COMPANY'S REPORT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AS WELL AS ASSUMPTIONS REGARDING THE FOREGOING. THE WORDS "BELIEVE", "ESTIMATE", "INTEND", "ANTICIPATE", AND SIMILAR EXPRESSIONS AND VARIATIONS THEREOF IDENTIFY CERTAIN OF SUCH FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATES ON WHICH THEY WERE MADE. THE COMPANY UNDERTAKES NO OBLIGATION TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS, OR OTHERWISE. READERS ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND INVOLVE RISKS AND
UNCERTAINTIES, AND THAT ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE INDICATED IN THE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS.